                     IDS LIFE INSURANCE COMPANY OF NEW YORK

                                POWER OF ATTORNEY


                  Gumer C. Alvero        Gregory C. Johnson
                  Timothy V. Bechtold    Jean B. Keffeler
                  Maureen A. Buckley     Thomas R. McBurney
                  Rodney P. Burwell      Jeryl A. Millner
                  Robert R. Grew         Thomas V. Nicolosi
                  Martin T. Griffin      Michael R. Woodward
                  Ronald L. Guzior

Do hereby jointly and severally authorize Eric L. Marhoun, Chris R. Long, Mary Ellyn Minenko, Paul R. Johnston, Scott R. Plummer, Christopher O. Petersen or Heather M. Somers to sign as their agent any Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief of the IDS Life Insurance Company of New York under the Securities Act of 1933 and/or the Investment Company Act of 1940, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.


IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

Dated the 21th day of October, 2005.

/s/    Gumer C. Alvero                                  /s/    Gregory C. Johnson
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       Gumer C. Alvero                                         Gregory C. Johnson

/s/    Timothy V. Bechtold                              /s/    Jean B. Keffeler
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       Timothy V. Bechtold                                     Jean B. Keffeler

/s/    Maureen A. Buckley                               /s/    Thomas R. McBurney
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       Maureen A. Buckley                                      Thomas R. McBurney

/s/    Rodney P. Burwell                                /s/    Jeryl A. Millner
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       Rodney P. Burwell                                       Jeryl A. Millner

/s/    Robert R. Grew                                   /s/    Thomas V. Nicolosi
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       Robert R. Grew                                          Thomas V. Nicolosi

/s/    Martin T. Griffin                                /s/    Michael R. Woodward
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       Martin T. Griffin                                       Michael R. Woodward

/s/    Ronald L. Guzior
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       Ronald L. Guzior